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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of The Gymboree Corporation (the "Company") on Form 10-Q for the period ended October 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Myles McCormick, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 8, 2004                          By: /s/ Myles McCormick
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     Date                                     Myles McCormick
                             Chief Financial Officer and Principal Financial and
                                              Accounting Officer